Exhibit 8.1
List of Subsidiaries of Santander UK plc as at 31 December 2009

	Company Name	Domicile
1	2 & 3 Triton Limited	England and Wales
2	A & L CF (Guernsey) Limited	Guernsey
3	A & L CF (Jersey) Limited	Jersey
4	A & L CF (Jersey) No.2 Limited	Jersey
5	A & L CF December (1) Limited	England and Wales
6	A & L CF December (10) Limited	England and Wales
7	A & L CF December (11) Limited	England and Wales
8	A & L CF December (2) Limited	England and Wales
9	A & L CF June (1) Limited	England and Wales
10	A & L CF June (2) Limited	England and Wales
11	A & L CF June (3) Limited	England and Wales
12	A & L CF June (5) Limited	England and Wales
13	A & L CF June (6) Limited	England and Wales
14	A & L CF June (7) Limited	England and Wales
15	A & L CF June (8) Limited	England and Wales
16	A & L CF March (1) Limited	England and Wales
17	A & L CF March (3) Limited	England and Wales
18	A & L CF March (5) Limited	England and Wales
19	A & L CF March (6) Limited	England and Wales
20	A & L CF March (7) Limited	England and Wales
21	A & L CF March (8) Limited	England and Wales
22	A & L CF March (9) Limited	England and Wales
23	A & L CF September (1) Limited	England and Wales
24	A & L CF September (2) Limited	England and Wales
25	A & L CF September (3) Limited	England and Wales
26	A & L CF September (4) Limited	England and Wales
27	A & L CF September (5) Limited	England and Wales
28	A N (123) plc	England and Wales
29	A&L CF September (1) Limited	England and Wales
30	Abbey Business Services (India) Private Limited	India
31	Abbey Covered Bonds LLP	England and Wales
32	Abbey National (America) Holdings Inc.	Delaware, United States
33	Abbey National (America) Holdings Limited	England and Wales
34	Abbey National (Gibraltar) Limited	Gibraltar
35	Abbey National (Holdings) Limited	England and Wales
36	Abbey National 1986 Limited	England and Wales
37	Abbey National Alpha Investments	England and Wales
38	Abbey National American Investments Limited	England and Wales
39	Abbey National Baker Street Investments	England and Wales
40	Abbey National Beta Investments Limited	England and Wales
41	Abbey National business Cashflow Finance Limited	England and Wales
42	Abbey National business Equipment Leasing Limited	England and Wales
43	Abbey National business Office Equipment Leasing Limited	England and Wales
44	Abbey National Financial Investments 3 B.V.	The Netherlands
45	Abbey National Financial Investments 4 B.V.	The Netherlands
46	Abbey National General Insurance Services Limited	England and Wales
47	Abbey National GP (Jersey) Limited	Jersey
48	Abbey National Group Pension Schemes Trustees Limited	England and Wales
49	Abbey National Homes Limited	England and Wales
50	Abbey National International Limited	Jersey
51	Abbey National Investments	England and Wales
52	Abbey National Legacy Holdings Limited	England and Wales
53	Abbey National Legacy Leasing Limited	England and Wales
54	Abbey National Legacy Limited	England and Wales
55	Abbey National Nominees Limited	England and Wales
56	Abbey National North America Holdings Limited	England and Wales

	Company Name	Domicile
57	Abbey National North America LLC	Delaware, United States
58	Abbey National Pension (Escrow Services) Limited	England and Wales
59	Abbey National Personal Pensions Trustee Limited.	England and Wales
60	Abbey National PLP (UK) Limited	England and Wales
61	Abbey National Property Investments	England and Wales
62	Abbey National Property Services Limited	England and Wales
63	Abbey National Secretariat Services Limited	England and Wales
64	Abbey National Securities Inc.	Delaware, United States
65	Abbey National September Leasing (3) Limited	England and Wales
66	Abbey National Shelf Co. (4) Limited	England and Wales
67	Abbey National Sterling Capital plc	England and Wales
68	Abbey National Treasury International (IOM) Limited	Isle of Man
69	Abbey National Treasury Investments	England and Wales
70	Abbey National Treasury Services (Transport Holdings) Limited	England and Wales
71	Abbey National Treasury Services Investments Limited	England and Wales
72	Abbey National Treasury Services Overseas Holdings	England and Wales
73	Abbey National Treasury Services plc	England and Wales
74	Abbey National UK Investments	England and Wales
75	Abbey Stockbrokers (Nominees) Limited	England and Wales
76	Abbey Stockbrokers Limited	England and Wales
77	ALCF Investments Limited	England and Wales
78	Alliance & Leicester (Holdings) Limited	England and Wales
79	Alliance & Leicester (Isle of Man) Limited	England and Wales
80	Alliance & Leicester (Jersey) Limited	England and Wales
81	Alliance & Leicester Cash Solutions Limited	England and Wales
82	Alliance & Leicester Commercial Bank plc	England and Wales
83	Alliance & Leicester Commercial Finance (Holdings) plc	England and Wales
84	Alliance & Leicester Commercial Finance plc	England and Wales
85	Alliance & Leicester Covered Bonds (LM) Limited	England and Wales
86	Alliance & Leicester Covered Bonds Limited Liability Partnership	England and Wales
87	Alliance & Leicester Employee Share Scheme Trustees Limited	England and Wales
88	Alliance & Leicester Equity Investments (Guarantee) Limited	England and Wales
89	Alliance & Leicester Estate Agents (Holdings) Limited	England and Wales
90	Alliance & Leicester Estate Agents (Mortgage & Finance) Limited	England and Wales
91	Alliance & Leicester Estates Limited	England and Wales
92	Alliance & Leicester Finance Company Limited	Cayman Islands
93	Alliance & Leicester Financing plc	England and Wales
94	Alliance & Leicester Independent Financial Advisers Limited	England and Wales
95	Alliance & Leicester International Holdings Limited	Isle of Man
96	Alliance & Leicester International Limited	Isle of Man
97	Alliance & Leicester Investments (Derivatives No.2) Limited	Jersey
98	Alliance & Leicester Investments (Derivatives No.3) Limited	England and Wales
99	Alliance & Leicester Investments (Derivatives) Limited	England and Wales
100	Alliance & Leicester Investments (Jersey) Limited	England and Wales
101	Alliance & Leicester Investments (No.2) Limited	England and Wales
102	Alliance & Leicester Investments (No.3) LLP	England and Wales
103	Alliance & Leicester Investments (No.4) Limited	England and Wales
104	Alliance & Leicester Investments Limited	England and Wales
105	Alliance & Leicester LM Holding Limited	England and Wales
106	Alliance & Leicester Personal Finance Limited	England and Wales
107	Alliance & Leicester Print Services Limited	England and Wales
108	Alliance & Leicester plc	England and Wales
109	Alliance & Leicester Share Incentive Plan Trustee Limited	England and Wales
110	Alliance & Leicester Share Ownership Trust Limited	England and Wales
111	Alliance & Leicester Trade Services Limited	Hong Kong
112	Alliance & Leicester Unit Trust Managers Limited	England and Wales
113	Alliance Business Banking Limited	England and Wales
114	Alliance Corporate Services Limited	England and Wales
115	Alliance Limited	England and Wales

	Company Name	Domicile
116	ANDSH Limited	England and Wales
117	ANFP (US) LLC	Delaware, United States
118	ANITCO LIMITED	England and Wales
119	Baker Street Risk and Insurance (Guernsey) Limited	Guernsey
120	Bracken Securities Holdings Limited	England and Wales
121	Bracken Securities Option Limited	England and Wales
122	Bracken Securities plc	England and Wales
123	Bradford & Bingley International Limited	Isle of Man
124	Brettwood Limited	Jersey
125	CA Premier Banking Limited	England and Wales
126	Carfax (Guernsey) Limited	Guernsey
127	Cater Allen Holdings Limited	England and Wales
128	Cater Allen International Limited	England and Wales
129	Cater Allen Limited	England and Wales
130	Cater Allen Lloyd’s Holdings Limited	England and Wales
131	Cater Allen Pensions Limited	England and Wales
132	Cater Allen Syndicate Management Limited	England and Wales
133	Cater Tyndall Limited	England and Wales
134	Charta Leasing No.1 Limited	England and Wales
135	Charta Leasing No.2 Limited	England and Wales
136	Chatsworth Securities (LM) Holdings Limited	England and Wales
137	Chatsworth Securities (LM) Limited	England and Wales
138	Chatsworth Securities Limited Liability Partnership	England and Wales
139	Evansgrove Limited	England and Wales
140	First National Motor Business Limited	England and Wales
141	First National Motor Contracts Limited	England and Wales
142	First National Motor Facilities Limited	England and Wales
143	First National Motor Finance Limited	England and Wales
144	First National Motor Leasing Limited	England and Wales
145	First National Motor plc	England and Wales
146	Giro Investments (Jersey) Limited	Jersey
147	Giro Investments Limited	Cayman Islands
148	Girobank Carlton Investments Limited	England and Wales
149	Girobank Investments Ltd	England and Wales
150	Global Debt Management Services Limited	England and Wales
151	Hansar Finance Limited	England and Wales
152	Honeycomb SB Limited	England and Wales
153	IEM (Holland) Aircraft Lease B.V.	The Netherlands
154	IEM 757 Leasing I B.V.	The Netherlands
155	IEM Airfinance B.V.	The Netherlands
156	IEM Lease Aircraft B.V.	The Netherlands
157	Insurance Funding Solutions Limited	England and Wales
158	James Hay Administration Company Limited	England and Wales
159	James Hay Holdings Limited	England and Wales
160	James Hay Insurance Company Limited	Jersey
161	James Hay Pension Trustees Limited	England and Wales
162	James Hay Wrap Managers Limited	England and Wales
163	Liquidity Import Finance Limited	England and Wales
164	Liquidity Limited	England and Wales
165	Mitre Capital Partners Limited	England and Wales
166	Money Card (Holdings) Limited	England and Wales
167	Money Card Limited	England and Wales
168	Mortgage Alliance Limited	England and Wales
169	N&P (B.E.S.) Loans	England and Wales
170	PSA Finance PLC	England and Wales
171	Santander Bank Limited	England and Wales
172	Santander Consumer (UK) plc	England and Wales
173	Santander Guarantee Company	England and Wales
174	Santander Limited	England and Wales

	Company Name	Domicile
175	Santander Private Banking UK Limited	England and Wales
176	Santander UK Foundation Limited	England and Wales
177	Santander UK Nominee Limited	England and Wales
178	Sarum Trustees Limited	England and Wales
179	Scottish Mutual Pensions Limited	England and Wales
180	Sheppards Moneybrokers Limited	England and Wales
181	SK Charter Hire (No.2) Limited	England and Wales
182	SK Marine Limited	England and Wales
183	Solarlaser Limited	England and Wales
184	Sovereign Freeze Limited	Bermuda
185	Sovereign Gimi Limited	Bermuda
186	Sovereign Hilli Limited	Bermuda
187	Sovereign Holdings Limited	England and Wales
188	Sovereign Khannur Limited	Bermuda
189	Sovereign Spirit Limited	Bermuda
190	The Alliance & Leicester Corporation Limited	England and Wales
191	The Prepaid Card Company Limited	England and Wales
192	The WF Company Limited	England and Wales
193	Whitewick Limited	Jersey